INFORMATION STATEMENT PURSUANT TO
SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. __)
Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14(c)-5(d)(2))
[ ] Definitive Information Statement

                          Xtreme Companies, Inc.
                -----------------------------------------
              (Name of Registrant As Specified In Its Charter)

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[X] No fee required
[ ] Fee computed on table below per Exchange
     Act Rules 14c-5(g) and 0-11

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which transaction applies:

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[ ] Fee paid previously with preliminary materials.

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as provided by Exchange Act Rule 0-11(a)(2) and
identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
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(1) Amount Previously Paid:

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
NOT TO SEND US A PROXY.


XTREME COMPANIES, INC.
8100 Sahara Avenue
Second Floor
Las Vegas, Nevada 89117

Notice of Action by Written Consent
of a Majority of the Outstanding Common Stock to be taken on September 6, 2003

To the Stockholders of Xtreme Companies, Inc.:

This information statement is being furnished to all holders of the common stock of Xtreme
Companies, Inc., a Nevada corporation (the "Company") pursuant to the requirements of Regulation 14c under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with an action taken by written consent of the holders of a majority of the outstanding voting stock of our Company.

Notice is hereby given that upon Written Consent of the holders of a majority of the outstanding voting securities (the "Consenting Shareholders") of our Company executed a written consent approving the following actions by our Company:

At a special meting of the shareholder held on August 16, 2003 a majority of the outstanding voting securities (the "consenting Shareholders") voted to do a reverse split of the outstanding shares of the Company at the same time voted to continue the period of time to determine how large of a reverse split the would do pending a term letter from Dutchess Capital Management, LLC
Which will indicate a possible merger with Rockwell
Power Systems, Inc. The consenting shareholders at this meeting approved a reverse split up to 100 to 1(one hundred to one). At the same time the consenting shareholders voted a vote of confidence for the CEO, Secretary Donald Bardley and Director Jeff Bradley to complete a merger with (Rockwell) if they felt it would be in the best interest of the Company. The consenting shareholders at this meeting also approved that Article IV of the Company's Article of Incorporation be amended to increase the total capital shares authorized to 100,000,000 shares of common stock.

On September 6, 2003 a meeting was called to notify all of the consenting shareholders that a decision had been made based on the term letter from Dutchess dated 21, 2003 that a merger can be arranged between Xtreme Companies, inc. and Rockwell
Power Systems, Inc. In order to complete a merger it is necessary to do the 100 to 1 reverse of the shares. At the present time the company has 35,651,230 issued and outstanding after the reverse split the Company will have 356,512.3 issued and outstanding.
This merger will take place on October 1, 2003. All of the consenting shareholders that voted and attended the September 6th meeting were contacted by phone or in person and confirmed the vote on August 16, 2003.

The Board of Directors of our Company had previously approved the above actions and fixed the close of business on September 6, 2003, 2003 as the record date for the determination of shareholders entitled to vote with respect to the above actions.
The Consenting Shareholders, whose shares represent approximately 52.4% of our Company's voting securities entitled to vote, have consented to the above actions. Therefore, no special meeting of shareholders will be held.

Only shareholders of record at the close of business on September 6, 2003 shall be given
Notice of the Action by Written Consent. The
Company is not soliciting proxies.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ Donald C. Bradley
----------------
Dolad C. Bradley CEO/Secretary/Director

This information statement is being furnished to all holders of the common stock of the Company in connection with the Action by Written Consent to allow the CEO, Secretary Donald Bardley and Director Jeff Bradley to complete a merger with (Rockwell) if they felt it would be in the best interest of the Company, the amendment to Article IV of the Articles of Incorporation and 100 to 1 reverse of shares of the Company's common stock.

Item 1.  INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Xtreme Companies, Inc., a Nevada corporation ("XTREME"), in connection with resolutions of the Board of Directors and the written consent of the holders of in excess of 50% of the common stock of Xtreme.

The Board of Directors and an entity owning the majority of the outstanding voting securities of Xtreme have unanimously adopted, ratified and approved resolutions to allow the CEO, Secretary
Donald Bardley
and Director Jeff Bradley to complete a merger with (Rockwell) if they felt it would be in the best interest of the Company, the amendment to
Article IV of the Articles of Incorporation and 100 to 1 reverse of shares of the Company's common stock. No other votes are required or necessary.
See the caption "Voting Required for Approval," below.

The following actions will be effective September 26, 2003 which is 20 days following the mailing of this information statement

The Form 10-KSB for the year ended December 31, 2002, filed by Xtreme with the Securities and Exchange
Commission may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the EDGAR archives. Xtreme is presently current in the filing of all reports required to be filed by the Company. See caption "Additional
Information" below.

SHAREHOLDERS ARE URGED TO READ THIS
INFORMATION STATEMENTAND THE EXHIBIT
HERETO IN THEIR ENTIRETY

DISSENTER'S RIGHTS OF APPRAISAL

The General Corporation Law of the State of
Nevada ("the "Nevada Law") does not provide for dissenter's rights of appraisal in connection with the merger with Rockwell Power
Systems, Inc., the amendment to Article IV of the Articles of Incorporation and 100 to 1 reverse of shares of the Company's common stock.

VOTING SECURITIES AND PRINCIPLE HOLDERS THEREOF

The Board of Directors has fixed the close of business on September 6, 2003 as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent.

At the record date, the Company had 35,651,230 shares of $0.001 par value common stock issued and outstanding. Shareholders holding a controlling interest of 18,741,055 (52.4%) shares of the $0.001 par value common stock as of the record date have consented to the actions required to the CEO, Secretary Donald Bardley and Director Jeff Bradley to complete a merger with (Rockwell) if they felt it would be in the best interest of the Company, the amendment to Article IV of the Articles of Incorporation and 100 to 1 reverse of shares of the Company's common stock. This consent will be sufficient, without further action, to provide the necessary stockholder approval of the actions.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS,
DIRECTORS AND FIVE PERCENT STOCKHOLDERS


The following table sets forth information about the beneficial ownership of the Company's common stock, (no shares of preferred stock are outstanding) as of September 6, 2003 by (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of common stock; (ii) each of Company's named Executive
Officers and Directors; and (iii) all Directors and Executive Officers as a group.

NAME AND ADDRESSES OF      NUMBER OF SHARES         PERCENT OF
BENEFICIAL OWNER           BENEFICIALLY OWNED       OWNERSHIP
---------------------------------------------------------------
Shaun Hadley                 1,128,180			3.2%
President/Director
6735 Greengrove
Las Vegas, NV 89103

Paul Hadley                  1,128,180			3.2%
Secretary/Director
6735 Greengrove
Las Vegas, NV 89103

Harley Hadley			1,125,000			3.2
6735 Greengrove
Las Vegas, NV 89123

Britni Hadley			250,000			.7%
6735 Greengrove
Las Vegas, NV 89123

Lindsi Hadley			250,000			.7%
6735 Greengrove
Las Vegas, NV 89123

Jeff Bradley                 2,191,800			6.1%
Director
31 W. Horizon Ridge Pkwy
Boulder City, NV 89102

Donald and Shirlene Bradley  5,641,800			15.8%
9116 Covered Wagon Dr.
Las Vegas, NV 89117

Carol Bradley			250,000			.7%               1522 Marita Dr.
Boulder City, NV 89005

Hillary Bradley			250,000			.7%               1522 Marita Dr.
Boulder City, NV 89005

Blake Bradley			25,000			.07%               1620 Mt. Hood
Las Vegas, NV 89115

Shaffer Bradley			10,000			.02%               1620 Mt. Hood
Las Vegas, NV 89115

Tear Dawn Connell			12,000			.03%
9116 Covered Wagon Dr.
Las Vegas, NV 89117

Spncer Bradley			55,000			.3%               1420 Chaparral Summit
Las Vegas, NV 89117

Shogun Investment Group		3,231,500			9.1%
8100 W. Sahara Ave.
Las Vegas, NV 89117

Cede & Co                   	1,557,272			4.4%
P.O. Box 222
Bowling Green Station
New York, NY 10274

Clayton Kass              	5,500,000			15.4%
Director
Las Vegas, NV


Cambro Investment, Inc.     	6,227,195			17.4%

Sherri Kresser			80,000			.3%
Officers and Directors
1442 Bronco Dr.
Boulder City, NV 89005

Officers and Directors
As a Group (5 persons)

Related control persons who voted (1)			43.6%

(1) includes Shogun which is a related party
(2) to transactions herein.

VOTE REQUIRED FOR APPROVAL

Nevada Revised Statutes provides that any action required to be taken at a special meeting or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power. The shareholders of Xtreme owning a majority in excess of 50% of Xtreme's issued and outstanding common stock, has executed and approved the Shareholder's Consent Letter authorizing the merger with Rockwell Power
Systems, Inc., the amendment to Article IV of the Articles of Incorporation and 100 to 1 reverse of shares of the Company's common stock.(See the heading "Voting Securities and Principle Holders Thereof" above). No further votes are required or necessary to effect the proposed actions.

NO DISSENTER'S RIGHTS

Under the Nevada Revised Statutes, the corporate actions described in this Information Statement will not afford to our shareholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information
Statement will be borne by our Company,
including expenses in connection with the preparation and mailing of this Information
Statement and all documents that now accompany or may after supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons and that our Company will reimburse them for their reasonable expenses incurred in connection therewith.

Item 2.  STATEMENT THAT PROXIES ARE NOT SOLICITED

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

Item 3.INTEREST OF CERTAIN PERSONS IN MATTERS
TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any person having any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed actions of Xtreme Companies, Inc. or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other shareholders.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act, and accordingly file reports and other information with the Securities and Exchange Commission ("SEC") relating to our business, financial statements and other matters. Reports and information filed pursuant to the informational requirements with the SEC can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington,
D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-8-SEC-0330. Copies of our filings may also be obtained electronically by visiting the SEC's web site on the Internet at http://www.sec.gov.

COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principle executive office: Xtreme Companies, Inc., 8100 W.
Sahara Ave., Second Floor, Las Vegas, NV
89117, Attention President; telephone
number (702) 966-0600.

SIGNATURES


Dated September 24, 2003

/S/ Donald C. Bradley

----------------

Donald C. Bradley

CEO/Secretary/Director